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                                 EXHIBIT 10.29



                                      138
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August 10, 1995



Mr. Gerald E. Davis
President
Atlas Corporation
Republic Plaza
370 Seventeenth Street
Suite 3150
Denver, Colorado 80202

Dear Mr. Davis:

          This is to confirm that the Employment Agreement (the "Agreement") made as of June 1, 1995 between yourself and Atlas Corporation (the "Company") is hereby revised to reflect your position as President of the Company. All other terms and conditions of your employment with the Company as set forth in the Agreement remain in effect.

                                    Very truly yours,

                                    ATLAS CORPORATION

                                          /s/     David J. Birkenshaw
                                      -----------------------------------------
                                    [Name]
                                    [Title]  Chief Executive Officer


Accepted and agreed to this 20th day of September, 1995:


By:     /s/   Gerald E. Davis
     ------------------------------------------------
              Gerald E. Davis

                                      139